Exhibit 99.1

SPECIAL MEETING OF STOCKHOLDERS OF

CONCHO RESOURCES INC.

[●], 2018

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The Annual Report, Notice of Meeting and Proxy Statement

are available at http://www.astproxyportal.com/ast/Concho

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

⬛ 00030000000000000000 4
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
		1.	Approval of the issuance of shares of Concho common stock in connection with the Agreement and Plan of Merger, dated March 27, 2018.	☐	☐	☐

		2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted “FOR”
proposal 1.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder
	Date:	Signature of Stockholder	Date:

Note: ∎	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	∎

0                         ∎

CONCHO RESOURCES INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●] 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints C. William Giraud and Jack F. Harper as proxies, each with full power of substitution, to represent and vote, as designated on the reverse side, all of the shares of Common Stock of Concho Resources Inc. held of record by the undersigned on [●], 2018, at the Special Meeting of Stockholders to be held at [●] a.m. Central Time at One Concho Center, 600 West Illinois Avenue, Midland, Texas 79701, on [●], 2018, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

∎ 1.1	14475 ∎

SPECIAL MEETING OF STOCKHOLDERS OF

CONCHO RESOURCES INC.

[●], 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Annual Report, Notice of Meeting and Proxy Statement are available at http://www.astproxyportal.com/ast/Concho
i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

⬛ 00030000000000000000 4
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
		1.	Approval of the issuance of shares of Concho common stock in connection with the Agreement and Plan of Merger, dated March 27, 2018.	☐	☐	☐
		2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted “FOR” proposal 1.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder
	Date:	Signature of Stockholder	Date:

Note: ∎	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	∎